UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
June 9, 2020
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American Assets Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-35030	27-3338708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 200
San Diego, California 92130
(Address of principal executive offices and Zip Code)

(858) 350-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
American Assets Trust, Inc.	Common Stock, par value $0.01 per share	AAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2020, American Assets Trust, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders, in which the stockholders voted on proposals as follows:

Proposal No. 1: The election of five directors, each to serve until the next annual meeting of stockholders in 2021 and until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld
Ernest S. Rady	52,139,981	3,148,165
Duane A. Nelles	36,117,309	19,170,837
Thomas S. Olinger	43,392,336	11,895,810
Joy L. Schaefer	53,664,526	1,623,620
Dr. Robert S. Sullivan	43,952,131	11,336,015

There were 933,270 broker non-votes and no abstentions in connection with Proposal No. 1. Each of the preceding five directors was elected to our board of directors to serve until the next annual meeting of stockholders in 2021 or until his or her respective successors are duly elected and qualified.

Proposal No. 2: The ratification of the appointment Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Votes For	Votes Against	Abstentions
55,513,165	706,475	1,776

There were no broker non-votes in connection with Proposal No. 2.

Proposal No. 3: The approval of the amendment and restatement of the American Assets Trust, Inc. and American Assets Trust, L.P. 2011 Equity Incentive Award Plan.

Votes For	Votes Against	Abstentions
53,851,080	1,429,029	8,037

There were 933,270 broker non-votes in connection with Proposal No. 3.

Proposal No. 4: An advisory resolution to approve the Company’s executive compensation for the fiscal year ended December 31, 2020.

Votes For	Votes Against	Abstentions
54,209,006	1,071,372	7,768

There were 933,270 broker non-votes in connection with Proposal No. 4.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Adam Wyll
Adam Wyll
Executive Vice President and Chief Operating Officer
June 9, 2020

EXHIBIT INDEX

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).
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5